UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021

Torchlight Energy Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5700 W. Plano Parkway, Suite 3600
Plano, Texas 75093
(Address of principal executive offices)

Telephone – (214) 432-8002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the current report on Form 8-K filed on September 23, 2020, on September 18, 2020 Torchlight Energy Resources, Inc. (“Torchlight”) issued McCabe Petroleum Corporation, a company owned by Torchlight’s chairman Gregory McCabe (“MPC”), a 6% Secured Convertible Promissory Note (the “MPC Note”). Under the terms of the MPC Note, it provided that if the proposed business combination transaction with Metamaterial, Inc. (“Metamaterial”) closes, all principal and interest under the MPC Note will automatically convert into shares of Torchlight’s common stock at the conversion price of $0.375 per share, and if the transaction is terminated or otherwise does not close, then at such time and until the maturity date, MPC will have the right, at its option, to convert up to $500,000 of the remaining principal amount of the MPC Note, plus all unpaid interest accrued under the MPC Note, into shares of Torchlight’s common stock at the conversion price of $0.375 per share. On January 29, 2021, Torchlight and MPC agreed to amend the MPC Note to allow MPC to convert at any time, including prior to closing of the Metamaterial transaction.

The description of the amendment to the MPC Note set forth herein does not purport to be complete and is qualified in its entirety by reference to the Second Amendment to Promissory Note attached to this current report as Exhibit 10.1.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the current report on Form 8-K filed on July 16, 2020, on July 15, 2020, Torchlight’s Compensation Committee granted stock options to John Brda, Torchlight’s President and Chief Executive Officer, and Roger Wurtele, Torchlight’s Chief Financial Officer.  On January 29, 2021, the Torchlight board of directors agreed to amend the stock options of both executives so that instead of vesting upon the closing of a change of control, they will vest on the earlier of Torchlight’s stockholders approving a change of control transaction or the closing of a change of control transaction.

The description of the amendments to the stock options set forth herein does not purport to be complete and is qualified in its entirety by reference to Addendum #1 to Stock Option Agreement of John Brda attached to this current report as Exhibit 10.2 and Addendum #1 to Stock Option Agreement of Roger Wurtele attached to this current report as Exhibit 10.3.

Item 8.01. Other Events.

As previously disclosed in the current report on Form 8-K filed on December 14, 2020, on that date, Torchlight entered into an Arrangement Agreement (the “Agreement”) with Metamaterial, to acquire all of the outstanding common shares of Metamaterial by way of a statutory plan of arrangement under the Business Corporations Act (Ontario), on and subject to the terms and conditions of the Agreement.

On February 1, 2021, Torchlight issued a press release announcing that MPC converted the entire principal amount of $1.5 million of the MPC Note into common stock at its conversion price of $0.375 per share, totaling 4,000,000 shares. Additionally, Mr. McCabe converted the entire principal amount of the $100,000 promissory note issued by Torchlight in December 2020 into common stock of Torchlight at its conversion price of $1.00 per share, totaling 100,000 shares. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

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Forward-Looking Statement

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this current report that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments Torchlight expects or anticipates will occur in the future, such as stated objectives or goals, refinement of strategy, attempts to secure additional financing, exploring possible business alternatives, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this current report on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including risks associated with Torchlight’s ability to obtain additional capital in the future to fund planned expansion, the demand for oil and natural gas which demand could be materially affected by the economic impacts of COVID-19 and possible increases in supply from Russia and OPEC, the proposed business combination transaction with Metamaterial, general economic factors, competition in the industry and other factors that could cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Additional risks and uncertainties are described in or implied by the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of Torchlight’s 2019 Annual Report on Form 10-K, filed on March 16, 2020 and other reports filed from time to time with the Securities and Exchange Commission (“SEC”). Torchlight urges you to consider those risks and uncertainties in evaluating its forward-looking statements. Readers are cautioned to not place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, Torchlight disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in its expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Additional Information and Where to Find It

Torchlight will prepare a proxy statement for Torchlight’s stockholders to be filed with the SEC. The proxy statement will be mailed to Torchlight’s stockholders. Torchlight urges investors, stockholders and other interested persons to read, when available, the proxy statement, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination transaction. Such persons can also read Torchlight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. Torchlight’s definitive proxy statement will be mailed to stockholders of Torchlight as of a record date to be established for voting on the transactions described in this report. Torchlight’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: John A. Brda, President of Torchlight Energy Resources, Inc., 5700 W. Plano Parkway, Suite 3600, Plano, Texas 75093; e-mail: john@torchlightenergy.com. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

Torchlight and its directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Torchlight stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Torchlight’s directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 16, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Torchlight’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Information concerning the interests of Torchlight’s participants in the solicitation, which may, in some cases, be different than those of Torchlight’s equity holders generally, will be set forth in the proxy statement relating to the proposed business combination when it becomes available.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Description
Exhibit 10.1	Second Amendment to Promissory Note of McCabe Petroleum Corporation dated January 29, 2021
Exhibit 10.2	Addendum #1 to Stock Option Agreement of John Brda dated January 29, 2021
Exhibit 10.3	Addendum #1 to Stock Option Agreement of Roger Wurtele dated January 29, 2021
Exhibit 99.1	Press release dated February 1, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torchlight Energy Resources, Inc.

Date: February 1, 2021	By: /s/ John A. Brda
John A. Brda
President

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